Exhibit 32.2

    Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Quick-Med Technologies, Inc. ("the Company") on Form 10-QSB for the period ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof ("the Report"), I, Nam
H. Nguyen, Chief Financial Officer, hereby certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: February 11, 2005


/s/ Nam H. Nguyen
---------------------------
Nam H. Nguyen
Chief Financial Officer